EXHIBIT 4
                       SPECIMEN COMMON STOCK CERTIFICATE


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Common Stock                                                   Common Stock
Number                                                               Shares
UHC _______                                                        ________
INCORPORATED UNDER THE LAWS                         SEE REVERSE FOR CERTAIN
OF THE STATE OF OREGON                         RESTRICTIONS AND DEFINITIONS
                                                          CUSIP 904214 10 3


                         UMPQUA HOLDINGS CORPORATION

      THIS CERTIFIES THAT _____________________________


      is the record holder of ________________________________
    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF

                         UMPQUA HOLDINGS CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


      /s/ Julie M. Ryan             [SEAL]             /s/ Raymond P. Davis
        SECRETARY                                              PRESIDENT

                                              COUNTERSIGNED AND REGISTERED:
                                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                               TRANSFER AGENT AND REGISTRAR

                                          BY ______________________________

                                                       AUTHORIZED SIGNATURE
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     This Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations and relative rights of the shares of each class of shares authorized to be issued and the variations in the relative rights and preferences between the shares of each series of a class of shares so far as the same have been fixed and determined and the authority of the board of directors to fix and determine the relative rights and preferences of the subsequent series.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as thought they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         (Oregon custodians use the following)
TEN ENT - as tenants by the entireties (Name) CUST UL OREG (Name) MIN--________
JT TEN - as joint tenants with rights                    as Custodian under
           of survivorship              the laws of Oregon, for _______________
           and not as                                               a minor
           tenants in commons

(NAME) CUST (NAME) UNIF GIFT MIN ACT -- _______________ Custodian __________
                                             (Cust)               (Minor)
                                  Under __________ Uniform Gifts to Minors Act
                                         (State)

   Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
___________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


                                                                      Shares
Of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                    Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated ______________
                                                     X ____________________
                                                     X ____________________
              NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever. Signature(s) Guaranteed

By ________________
The signature(s) must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program, pursuant to S.E.C. Rule 17Ad-15.

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